Other long-term liabilities: (Tables)	9 Months Ended
Dec. 31, 2011
Other long-term liabilities:
Schedule of other long-term liabilities

	December 31, 2011	March 31, 2011
Severance indemnity (a)	$1,914	$—
Long-term tax accrual (c)	644	—
Contingent consideration payable to acquire AFV (b)	428	—
Deferred lease inducements	118	164

	$3,104	$164

(a)	Italian law requires companies to make a mandatory termination payment to employees. It is paid, as a lump sum, when the employment ends for any reason such as retirement, resignation, or layoff. The severance indemnity liability is calculated in accordance with local civil and labour laws based on each employee’s length of service, employment category and remuneration. There is no vesting period or funding requirement associated with the liability. The liability recorded in the consolidated balance sheet is the amount that the employee would be entitled to if the employee terminates immediately. This liability for severance indemnities relates primarily to the Company’s employees in Italy.

(b)	The total purchase price to acquire AFV also includes earn-out payments payable in the Company’s shares and tied to revenue and production milestones to be achieved no later than December 31, 2014. This contingent consideration is estimated to be $428 as at December 31, 2011.

(c)	The long-term tax accrual represents the Company’s estimate of tax uncertainties associated with tax positions previously taken with respect to the Company’s tax returns. This accrual includes $161 of estimated interest and penalties.